UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026 (May 5, 2026)

SNAP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 31st Street Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 399-3339

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this Amendment No. 1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2026 (the “Original Report”) solely to provide the disclosures required by Items 5.02 and 9.01 of Form 8-K with respect to the appointment of Douglas Hott as Chief Financial Officer of Snap and the material terms of his compensation arrangement with us. Other than as set forth in this Explanatory Note, this Amendment No. 1 does not amend any other disclosures in the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Financial Officer

On May 5, 2026, our board of directors appointed Douglas Hott as Chief Financial Officer and principal financial officer, effective May 9, 2026.

Mr. Hott will have an annual salary of $1,000,000. In addition, effective May 9, 2026, Mr. Hott was awarded restricted stock units with an aggregate value of at least $14,900,000 in shares of our Class A common stock subject to time-based vesting in quarterly installments over thirty-three months (the “Promotion RSUs”). Mr. Hott will also be eligible to receive annual equity awards with an initial target annual grant value of $6,000,000, to be granted in the form of restricted stock units subject to vesting conditions to be determined at the time of grant. The vesting of any such annual equity awards will commence following the full vesting of the Promotion RSUs. The foregoing description of Mr. Hott’s offer letter is qualified in its entirety by reference to the full text of the agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Offer Letter, by and between Snap Inc. and Douglas Hott, dated May 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP INC.

Date: May 7, 2026	By:	/s/ Zachary Briers
Zachary Briers General Counsel